UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2010

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(800) 223-1216

(Registrant’s Telephone Number, Including Area Code)

(Formerly VS Holdings, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On April 21, 2010, Vitamin Shoppe, Inc. as Guarantor, and its subsidiaries, Vitamin Shoppe Industries Inc. and VS Direct, Inc., as the Borrowers (collectively, the “Company”), amended the Loan and Security Agreement dated September 25, 2009, increasing the borrowing availability to $70.0 million from $50.0 million under the original credit facility. In addition, the Company amended the clause in the agreement which addresses the location of the Company’s inventory which underlies the facility’s borrowing base, to allow a portion of the inventory to be located in a warehouse facility on the west coast of the United States.

ITEM 2.02	Results of Operations and Financial Condition

On April 21, 2010, Vitamin Shoppe, Inc. issued a press release containing its preliminary unaudited financial results for the first fiscal quarter ending March 27, 2010. A copy of the press release is attached as Exhibit 99.2.

ITEM 8.01	Other Events

On April 21, 2010, Vitamin Shoppe, Inc. issued a press release announcing the election of its subsidiary, Vitamin Shoppe Industries, Inc., to redeem on May 21, 2010 (the “Redemption Date”) $25,000,000 of the $100,106,000 of its Second Priority Senior Secured Floating Rate Notes due 2012 (the “Notes”) that remain outstanding. The redemption price for the Notes will be 100% of the principal amount of the redeemed Notes, plus accrued and unpaid interest to the Redemption Date. A copy of the press release is attached to this Form 8-K as Exhibit 99.2, and a copy of the Notice of Redemption is attached to this Form 8-K as Exhibit 99.3.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Letter Agreement dated April 20, 2010, Amending the Loan and Security Agreement, dated as of September 25, 2009, by and among Vitamin Shoppe Industries Inc. and VS Direct Inc. as borrowers, Vitamin Shoppe, Inc. as Guarantor, the Lenders and Issuing Bank from time to time party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent.

99.2	Earning release issued by Vitamin Shoppe, Inc., dated April 21, 2010.

99.3	Notice of Redemption for $25,000,000 of Vitamin Shoppe Industries Inc.’s Second Priority Senior Secured Floating Rate Notes due 2012.

This Form 8-K and the attached Exhibits are furnished to comply with Item 1.01, 2.02, 8.01 and Item 9.01 of Form 8-K. Neither this Form 8-K nor the attached Exhibits are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: April 21, 2010	By: /s/ Michael G. Archbold
Name: Michael G. Archbold
Title: Chief Financial Officer